Exhibit 99.2
Preliminary 2008 Third Quarter Results

Forward Looking Statements 1 In this presentation and in related comments by our management, our use of the words "expect," "anticipate," "estimate," "goal," "target," "believe," "improve," "intend," "potential," "continue," "designed," "opportunity," "risk," "may," "would," "could," "should," "project," "projected," "positioned" or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. The most recent reports on SEC Forms 10-K, 10-Q and 8-K filed by us or GMAC provide information about these and other factors, which may be revised or supplemented in future reports to the SEC on those forms. Unless specifically required by law, we assume no obligation to update or revise these forward-looking statements to reflect new events or circumstances.

Agenda Global Economic Outlook Incremental Liquidity Initiatives Third Quarter Results 2

Global Economic Outlook Experiencing worst financial/credit crisis in more than 70 years Financial market turmoil has spilled over to the broader global economy, leading to significant uncertainty and volatility U.S. economic downturn, declining employment, falling real income Western Europe downturn, Central/Eastern Europe starting to slow Asia Pacific growth slowing Latin America facing increasing external pressures and risk of slowing due to moderation of energy and commodity prices Coordinated global governmental measures welcomed and have had some effect on thawing credit conditions, but have not yet stabilized credit markets or affected real economy 3

Global Economic Outlook (Continued) What We Know Credit markets frozen Consumer confidence at historically low levels U.S. housing market has not bottomed out Governments determined to avoid systemic collapse Oil and commodity prices falling What We Don't Long-term consequences of this crisis Impact of consumer savings and de-leveraging Business reactions to crisis Timing of recovery 4

Global Industry Sales Six years of consecutive record global vehicle sales, rising 24% to nearly 71M units in 2007 Global sales peaked in January, now expect 2008 global sales below 69M (~3% lower than 2007 levels) Sales in North America and Western Europe below replacement rates, similar to downturns in 1980's and 1990's Depressed sales levels likely to continue in 2009 without credit market normalization 5 (units, millions) 2004 2005 2006 2007 Q1 Q2 Q3 October GMNA 20.3 20.6 20.2 19.6 18.8 17.7 16.4 13.9 U.S. 17.3 17.5 17.1 16.5 15.6 14.5 13.2 10.9 GME 20.8 21.1 21.9 23.1 23.9 22.8 21.6 20.0 Western Europe 16.8 16.9 17.1 17.2 17.1 16.2 15.3 14.4 GMLAAM 4.6 5.3 6.3 7.3 7.7 8.2 7.9 7.0 GMAP 17.2 18.1 19.3 20.7 22.7 22.3 20.4 21.6 Total 62.9 65.1 67.7 70.7 73.1 71.0 66.3 62.5 2008 Note: Industry sales figures include medium- and heavy-duty trucks

Using Conservative Industry Outlook In light of ongoing global credit crisis, GM planning conservatively Expect U.S. industry volumes significantly below trend for several years Continuing to plan for gradually higher oil/energy cost environment 6 (1) Note: In millions of units; U.S. Light Industry excludes ~300K units per year of medium- and heavy-duty trucks. Other regions shown include medium- and heavy-duty trucks. Key GMNA Planning 2008 Assumptions 2007 YTD (SAAR) 2008E 2009E 2009E 2010E U.S. Light Industry (1) 16.2 13.8 14.0 14.0 11.7 12.7 Average Oil Price / Bbl $72 $110 $120-140 $130-150 $60-80 $100-120 Memo: GME Industry 23.1 22.5 20.0 Western Europe 17.2 16.1 14.0 GMLAAM Industry 7.3 7.8 7.1 GMAP Industry 20.7 21.8 22.3 July 2008 Liquidity Planning Assumptions November 2008 Liquidity Planning Assumptions

Further Actions Announced Today

	Additional Cash Savings Through YE 2009	
July 15th Announced Liquidity Actions		
GMNA Structural Cost	~$2.5B	*On-Track*
Salaried Employment Savings	~$1.5B	*Largely Complete*
Capital Expenditure Reductions	~$1.5B	*On-Track*
Working Capital Improvements	~$2.0B	*On-Track*
UAW VEBA Deferrals	~$1.7B	*Complete*
Dividend Suspension	~$0.8B	*Complete*
Subtotal Operating & Other Actions	**~$10B**	
Asset Sales	~$2-4B	*In Process*
Capital Market Activities	~$2-3B	*Behind Schedule*
Total Announced July 15	**~$15B**	
Further Actions Announced Today		
Capital Expenditure Reductions	~$2.5B	
GMNA Structural Cost Reductions	~$1.5B	
Working Capital Improvements	~$0.5B	
Further Salaried Actions	~$0.5B	
Total Announced Today	**~$5B**	
Total Liquidity Impact Through YE 2009	**~$20B**	

7

Capital Expenditure Reductions (~$2.5B) 8 July 15 Plan ~$1.5B Reduction From Prior Plan Delayed next gen. large pickup & SUV programs Delayed V8 engine development / capacity Reductions in non-product spending Additional Actions ~$2.5B Reduction From July 15 Plan CY 2009 capital spending reduced from ~$7.2B to ~$4.8B through program and capacity project deferrals Also results in engineering savings Protected Volt and Cruze and increased global spending on fuel economy improvements

GMNA Structural Cost Reductions (~$1.5B)

July 15 Plan	Additional Actions
~$2.5B Reduction From Prior Plan	***~$1.5B Reduction From July 15 Plan***
• Pull-ahead production cessation; other shift & line-rate reductions • Increased percentage of Tier 2 employees • Reduced promotional & advertising spend • Engineering reductions • Lower travel, non-core IT project & consulting services spending	• Further revision to media/sales promotion spending • Reduced dealer network restructuring activities • Production schedule revisions; further attrition programs as necessary • Eliminate non-essential plant projects • Engineering reductions to match reduced capital expenditures

9

Working Capital Improvements (~$0.5B) 10 July 15 Plan ~$2B Reduction From Prior Plan 70% precious metal inventory reduction Reduced export inventory levels Lower work-in-process & buffer stock inventory levels Additional Actions ~$0.5B Reduction From July 15 Plan Additional inventory reductions Emphasis on components, buffer stocks and finished goods Receivable and payable policies Indirect material purchases

Salaried Employment Costs (~$0.5B) July 15 Plan >20% Reduction in Salaried Employment Cash Costs Overachieved headcount reduction targets Eliminated U.S. Post-65 retiree healthcare Eliminated base compensation increases Elimination of executive bonuses Additional Actions ~$0.5B Reduction From July 15 Plan Increase savings in 2009 in U.S. and Canada to nearly 30% (from more than 20%): Total reduction of more than 7,000 salaried and contract employees (including July 15 actions) Suspend additional employee benefits in U.S. and Canada (401K match) Savings in 2009 in Western Europe as part of necessary, broad-based labor cost reduction initiatives GME to engage labor representatives in necessary discussions 11

Asset Sales & Capital Markets 12 Asset Sales HUMMER Preparing to provide offering materials to interested parties Named CEO to build management and lead next stage of strategic review Strasbourg Offering materials prepared and provided to appropriate parties ACDelco Preparing to provide offering materials to interested parties Capital Market Activities Continuing credit crisis places capital market financing efforts at risk Completed exchange in September of $0.5B of Series D senior convertible debentures (due June 2009) for equity

Future Product Portfolio 13 China & Germany United States

Third Quarter Financial Highlights GAAP net loss of $(2.5)B, $(4.45) EPS including special items of $1.7B Adjusted net loss of $(4.2)B, $(7.35) EPS, excluding special items Adjusted automotive earnings before tax (EBT) of $(2.8)B, down $2.9B vs. Q3 2007 (excluding discontinued operations) on significantly weaker results in GMNA and GME Adjusted GMAC results recognized by GM of $(1.2)B Adjusted automotive operating cash flow (OCF) of $(6.9)B Q3 gross automotive liquidity of $16.2B 14

Third Quarter Adjusted Results 15 Refer to Supplemental Charts for reconciliation to GAAP figures Refer to Supplemental Charts for reconciliation to GAAP figures

Third Quarter Adjustments to Income 16 Exclusion of special items useful for: Management to measure operations Comparisons between reporting periods Investors to measure and assess company's core performance

17 UAW VEBA Curtailment Settlement Agreement became effective in September, requiring remeasurement of UAW Hourly Medical and Mitigation Plan obligations, as well as hourly pension plan Resulted in ~$13B reduction to UAW Hourly Medical Plan obligation, reflected as actuarial gain in Other Comprehensive Income Also resulted in $2.7B increase in hourly pension plan obligation, related to lifetime benefit increase, reflected as actuarial loss $4.9B curtailment gain related to accelerated recognition of net prior service credits scheduled for amortization after January 1, 2010, primarily resulting from 2005 Healthcare Agreement

18 Salaried Health Care Plan Related As part of operating actions outlined July 15th to improve liquidity, GM eliminated Post-65 U.S. salaried retiree healthcare effective January 1, 2009 Pension benefit increase from U.S. salaried plan partially offsets participant cost Consequently, U.S. salaried retiree healthcare and pension plans were remeasured on July 1, 2008 GM recorded $1.7B settlement loss related to plan participants aged 65 or over by January 1, 2009 For participants under 65, changes resulted in negative plan amendment for U.S. salaried retiree healthcare and positive plan amendment for U.S. salaried pension plans Value of elimination of post-65 medical benefits $ 2.8 B Value of increased pension benefit $(2.6)B Pull-forward of unamortized actuarial losses $(1.9)B Settlement Loss $(1.7)B

19 Delphi Related GM-Delphi Settlement Agreements implemented in Q3 GM paid $1.2B to Delphi related to accrued support payments 414(l) hourly pension transfer from Delphi to GM of $2.1B net liability GM received release from Delphi and $1.6B administrative claim Upon emergence, remainder of Delphi hourly pension plan for participants with prior GM service to be transferred to GM, and GM to receive preferred stock Q3 increase of $0.7B in Delphi reserve Reflects increased estimate of pension and other support obligations under Settlement Agreements, offset by UAW VEBA curtailment gains Total of $11.7B in net Delphi-related charges taken to date Delphi filed modified Plan of Reorganization in October GM continues to work with Delphi and its stakeholders to facilitate Delphi's emergence from bankruptcy

Total Auto Adjusted EBT - Q3 2008 vs. Q3 2007 20 2007 excludes results from Allison Transmission, recorded as Discontinued Operations Key Drivers 2007 Earnings Before Tax $ 0.1 Volume (1.0) Mix (1.5) Price 0.2 Cost Factors 0.4 Hedging / Exchange / Other (1.0) 2008 Earnings Before Tax $ (2.8) $ Billions - Continuing Operations Only Q3 (1.4) Commodity/FX hedging 0.3 Exchange 0.1 Other (1.4) Industry decline 0.8 Inventory related (0.3) Segment mix related (0.1) Other (1.1) Product line mix (0.3) Model/option mix (0.1) Fleet mix/other 0.6 Lease reserve adj. (0.4) Pricing/incentives 0.4 Manufacturing/attrition 0.2 Pension/OPEB (0.2) Other

Overview Of Commodity & FX Hedging GM uses passive hedging program to manage economic exposure to market fluctuations in commodity prices and foreign currencies Hedge programs are rolling and generally vary by size of exposure, depth of market and ability to forecast underlying exposure Generally, up to 50% of underlying exposure and tenor 12 to 36 months 21 Commodity & FX Derivative Mark-to-Market EBT Impact ($ Billions) Foreign Exchange Commodities Q3 2008 Total GMNA 0.0 (1.1) (1.1) GME 0.1 (0.2) (0.1) GMAP (1) (0.2) (0.0) (0.2) GMLAAM (0.1) (0.0) (0.1) Total EBT Impact (0.2) (1.3) (1.5) (1) Impact at GMDAT reflected in GMAP results at 51% ownership level Note: Data presented on absolute basis, not quarter-over-quarter

GMNA Third Quarter Adjusted Results 22 22 2007 excludes results from Allison Transmission, recorded as Discontinued Operations

GMNA Adjusted EBT - Q3 2008 vs. Q3 2007 23 2007 excludes results from Allison Transmission, recorded as Discontinued Operations (1.3) Industry decline 0.8 Inventory related (0.3) Segment mix related (1.0) Commodity hedging 0.3 Exchange related 0.1 Other 0.4 Manufacturing/attrition 0.2 Pension/OPEB (1.0) Product line mix (0.2) Model/option mix (0.1) Fleet mix/other (0.2) Commodities (0.1) Program majors 0.1 Material performance Key Drivers 0.6 Lease reserve adj. (0.3) Pricing/incentives 2007 Earnings Before Tax $ (0.3) Volume (0.8) Mix (1.3) Price 0.3 Net Material (0.2) Pension / OPEB / Manufacturing 0.6 Hedging / Exchange / Other (0.6) 2008 Earnings Before Tax $ (2.3) $ Billions - Continuing Operations Only Q3

GME Third Quarter Adjusted Results 24

GME Adjusted EBT - Q3 2008 vs. Q3 2007 25 Key Drivers 2007 Earnings Before Tax $ (0.1) Volume/Mix (0.4) Price (0.1) Cost Factors 0.1 Hedging / Exchange / Other (0.5) 2008 Earnings Before Tax $ (1.0) $ Billions - Continuing Operations Only Q3 (0.3) Exchange related (0.1) Commodity/FX hedging (0.1) All other (0.2) Share performance (0.1) Industry decline (0.1) Model/option mix

GMLAAM Third Quarter Adjusted Results 26

GMLAAM Adjusted EBT - Q3 2008 vs. Q3 2007 27 2007 Earnings Before Tax $ 0.4 Volume/Mix 0.1 Price 0.1 Hedging / Exchange / Other (0.1) 2008 Earnings Before Tax $ 0.5 $ Billions - Continuing Operations Only Q3

GMAP Third Quarter Adjusted Results 28

GMAP Adjusted EBT - Q3 2008 vs. Q3 2007 29 Key Drivers 2007 Earnings Before Tax $ 0.2 Volume/Mix (0.1) Price (0.1) Hedging / Exchange / Other 0.0 2008 Earnings Before Tax $ (0.0) $ Billions - Continuing Operations Only Q3 (0.2) FX hedging 0.2 Exchange / Other

GMAC Third Quarter Overview On a standalone basis, GMAC reported $(2.5)B net loss, a deterioration of $0.9B vs. Q3 2007 North America Auto Finance negatively impacted by increase in provisions and weak economic conditions Residual values in Canada continue to be under pressure, leading to additional lease impairments ResCap performance characterized by credit related losses and limited revenue opportunities due to deterioration in domestic and international housing markets Insurance operations remained profitable Adjusted EBT as realized by GM was a loss of $(1.2)B Includes 49% of Canada lease asset impairment taken by GMAC North American Auto Finance 30 Note: For full description regarding GMAC and ResCap, please refer to GMAC's November 5 earnings release and corresponding press release, available on GMAC's investor relations website.

GMAC Third Quarter Business Line Results 31 31

GMAC Impact to GM Significant credit market deterioration impacts GMAC funding ability Effects being felt globally, as well as in U.S. Results in reduced GMAC lending capacity and commensurate tightening of lending policies APR originations reduced 50-60% Reduced capital availability for lease originations Increased wholesale floor-plan financing rates GM has also responded with actions to facilitate retail customer financing while allowing GMAC to manage to their capacity Cash-based incentives support standard rate GMAC financing and enable dealers to pursue other financing sources 32

33 VEBA Accounting Post Q3 Settlement Agreement became effective September 2008 and will be accounted for as settlement instead of negative plan amendment Q4 2008 through Q4 2009: GM will continue to recognize service costs for UAW Hourly Medical Plan participants and amortize remaining net prior service credits Expect quarterly U.S. hourly OPEB expense to be in the range of ~$0.2B lower than H1 2008 run-rate Largely the result of lower amortization of actuarial losses due to Q3 2008 remeasurement January 1, 2010: Expect to account for the establishment and funding of the NEW VEBA as a termination of our UAW Hourly Medical Plan and Mitigation Plan and record a settlement gain / loss Magnitude of settlement gain/loss largely based on discount rate, which cannot be reasonably estimated today Post January 1, 2010: Expect to recognize interest expense related to the carrying value of remaining VEBA contribution obligations

Pension Funding GM's U.S. pension funded status has declined due to recent initiatives: 2008 Special Attrition Program for U.S. hourly employees Flat pension benefit in lieu of healthcare coverage for post-65 salaried retirees effective January 2009 Salaried retirement window program Delphi 414(L) transfer GM has also recognized additional pension liability following the court approval of UAW Settlement Agreement After recognition of increased pension liability from these initiatives and negative asset returns year-to-date, Hourly plan was $0.5B underfunded, Salaried plan was overfunded, and plans were overfunded on a combined basis Based on September 30, 2008 remeasurement of Hourly plan and July 1, 2008 remeasurement of Salaried plan GM does not expect any minimum funding requirements for both Hourly and Salaried plans in the next 3-4 years 34

GM Liquidity Position Liquidity position of $16.2B at September 30, 2008 Includes $0.3B of readily-available VEBA assets Represents decrease of $(4.8)B from prior quarter Additionally had access to about $0.4B of undrawn, committed U.S. credit facilities at September 30, 2008 Represents decrease of $(4.6)B from prior quarter, primarily driven by secured revolver draw Net liquidity of $(27.1)B, $(7.6)B lower than prior quarter Debt balance in Q3 2008 at $43.3B 35

Automotive Gross / Net Liquidity 1 Q4 2005 - Q3 2006 Net Liquidity figures exclude GMAC related debt 2 Including readily available VEBA assets 36 Q4'00 YE '01 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4'07 Q1'08 Q2'08 Q3'08 Net Liquidity 5.2 4.8 4.8 3.5 -0.7 -13.833 -12.303 -11.394 -14.2 -12.323 -13.294 -12.093 -9.9 -12.1 -16.2 -19.5 -27.1 Gross Cash 13.2 13 13.3 11.8 11.5 20.373 21.603 22.892 20.407 26.41 24.66 27.191 29.958 27.331 23.9 21 16.2 17.3 17.3 23 1 $ Billions 2

Automotive Cash Flow Summary Refer to Supplemental Charts for reconciliation to GAAP figures 37 * Includes $39.1 billion Q3 2007 tax asset write-off ** Earnings before Tax from Continuing Operations on a GAAP basis

Key Cash Flow Variance Explanations Q3 Pension/OPEB expense (net of payments) mainly driven by one-time items UAW VEBA curtailment gain partially offset by salaried Post-65 OPEB settlement loss Accrued Expenses and Other reflects timing of cash flows vs. accruals Sales Allowances are one of the main contributors to cash flow deterioration in Q3 38

39 Adjusted OCF Drivers For Q4 Adjusted Operating Cash Flow Drivers Sales Allowance Reserves ~$0.3B net outlays on dealer stock reduction; expect Q4 source of funds Working capital impact of incentive strategy change (cash vs. APR) $0.4B pre-payment to GMAC was one-time -- and unwinds over time Sales Allowance Reserves ~$0.3B net outlays on dealer stock reduction; expect Q4 source of funds Working capital impact of incentive strategy change (cash vs. APR) $0.4B pre-payment to GMAC was one-time -- and unwinds over time Inventory / Working Capital Significant CYTD buildup of finished vehicle/in-transit inventories (~$2B) Expect reversal of inventory buildup with recently announced Q4 production cuts Inventory / Working Capital Significant CYTD buildup of finished vehicle/in-transit inventories (~$2B) Expect reversal of inventory buildup with recently announced Q4 production cuts Timing of Interest Payments Q4 interest payments made in following quarter, resulting in lower cash outflows vs. Q3 Timing of Interest Payments Q4 interest payments made in following quarter, resulting in lower cash outflows vs. Q3 Capital Expenditures Higher capital expenditure levels expected in Q4 due to timing of projects Capital Expenditures Higher capital expenditure levels expected in Q4 due to timing of projects Q4 Adj. OCF vs. Q3

Summary Liquidity is top priority of company Taking tough actions to generate and preserve liquidity Q3 results clearly reflect challenges facing U.S. and global economies and difficult credit market conditions Q3 cash burn rate not indicative -- significant improvement expected in Q4 Challenging near-term liquidity situation Industry, GM and consumers all facing unprecedented challenges -- worst global financial and credit crisis in over 70 years Immediate federal funding is essential to help the U.S. auto industry survive downturn U.S. auto industry is critical to U.S. economy 40

Backup Charts B-0

GMNA Vehicle Revenue Per Unit GMNA Vehicle Revenue Per Unit Calendar Year Third Quarter Net Revenue Gross Revenue less Sales Incentives Vehicle revenue per unit excludes items such as daily rental accounting impact, Service Parts, OnStar, other outside sales B-1 Adjusted to remove Allison. Refer to Supplemental Charts for reconciliation to GAAP figures Memo Q1 '08 $21,575 Q2 '08 $17,940

GMNA Adjusted EBT - YTD 2008 vs. YTD 2007 B-2 2007 excludes results from Allison Transmission, recorded as Discontinued Operations Key Drivers 2007 Earnings Before Tax $ (0.5) Volume (3.9) Mix (2.9) Price (1.9) Net Material 0.1 Pension / OPEB / Manufacturing 1.6 Hedging / Exchange / Other 0.2 2008 Earnings Before Tax $ (7.3) $ Billions - Continuing Operations Only YTD 0.6 Exchange related (0.3) Commodity hedging (0.1) Other 1.1 Manufacturing/attrition 0.5 Pension/OPEB (2.1) Product line mix (0.6) Model/option mix (0.2) Fleet mix/other 0.8 Material performance (0.4) Program majors (0.3) Commodities (2.4) Industry decline (1.1) Segment mix related (0.2) Inventory related (0.2) Other (1.0) Pricing/incentives (0.9) Lease reserve adj.

Supplemental Charts The following supplemental charts are provided to reconcile adjusted financial data comprehended in the primary chart set with GAAP- based data (per GM's financial statements) and/or provide clarification with regard to definition of non-GAAP terminology S-0

Reconciliation to Adjusted Net Income / EPS Q3 2008 S-1

Reconciliation to Adjusted Net Income / EPS Q3 2007 S-2

Reconciliation of GMNA Revenue Per Unit (Q3) S-3

Reconciliation of GMNA Revenue Per Unit (CY) S-4

Reconciliation of Automotive & Corp/Other Cash Flow Third Quarter and CYTD S-5